Exhibit 10(m), form 10-K

Kansas City Life Insurance Company

POLICY FOR EMPLOYEES DISPLACED THROUGH JOB ELIMINATION

It is the policy of Kansas City Life that if staff reductions occur, the following guidelines will be observed for those affected employee who have more than 409 Hay points:

1.

Departments will be reduced in size by either eliminating existing jobs or by reorganizing the department’s work and creating new jobs. In either case, the following factors will be considered in selecting employees to remain in the department:

A.	Job requirements/qualifications for the remaining or new jobs including but not limited to skills, knowledge, ability to learn, and education requirements needed to perform the job.

B.	The employee’s employment history including but not limited to job experience, attitude, ability to learn and accomplishments on prior jobs.

C.	Current performance evaluations.

D.	Years of service.

2.	Employees selected to stay in the department, in remaining jobs or newly-created jobs, must perform the duties at an acceptable performance level within 90 days of the start date.

3.

Employees not selected to stay in the department and who have been displaced and who have jobs with more than 409 Hay points will be given twenty-one days notice in advance of the date of termination. These terminating employees will have the following severance package, which may only be modified by the Personnel Committee:

A.	One month’s pay for each year of service up to a maximum of 12 months.

B.

Terminating employees will be eligible for health, dental and life insurance benefits on the same basis as other terminating employees, in accordance with applicable laws. Health and dental insurance benefits may be changed or terminated.

C.	Terminating employees will receive pay for any accumulated vacation pay at the time of separation.

D.	Terminating employees will be given a separation interview at which a representative from Human Resources will be present. The following will be discussed at the separation interview:

a.	A general explanation of the staff reduction.

b.	The effective date of the employee’s termination.

c.	A discussion of KCL’s benefits, including severance pay and release.

d.	A discussion of the payment of any retirement benefits.

e.	A discussion of unemployment benefits.

f.	An exit interview.

4.	Employees receiving LTD disability benefits are not eligible for severance.

APPROVED:

/s/ Charles R. Duffy, Jr.

POLICY FOR EMPLOYEES DISPLACED THROUGH JOB ELIMINATION

It is the policy of Kansas City Life that if staff reductions occur, the following guidelines will be observed for those affected employee who have less than 410 Hay points:

1.

Departments will be reduced in size by either eliminating existing job or by reorganizing the department’s work and creating new jobs. In either case, the following factors will be considered in selecting employees to remain in the department:

A.	Job requirements/qualifications for the remaining or new job including but not limited to skills, knowledge, and ability to learn, and education requirements needed to perform the job.

B.	The employee’s employment history including but not limited to job experience, attitude, ability to learn and accomplishments on prior jobs.

C.	Current performance evaluations.

D.	Years of service.

2.	Employees selected to stay in the department, in remaining jobs or newly-created jobs, must perform the duties at an acceptable performance level within 90 days of the start date.

A.

Employees with jobs under 410 Hay points who have been displaced will be given notice that they have twenty-one days to make an election. Those employees may elect to voluntarily terminate and accept our severance package (see severance pay schedule attached hereto as Exhibit A).

A.

Terminating employees will be eligible for health, dental and life insurance benefits on the same basis as other terminating employees, in accordance with applicable laws. Health and dental insurance benefits may be changed or terminated.

B.	Terminating employees will receive pay for any accumulated vacation pay at the time of separation.

C.	Terminating employees will be given a separation interview at which a representative from Human Resources will be present. The following will be discussed at the separation interview:

a.	A general explanation of the staff reduction.

b.	The effective date of the employee’s termination.

c.	A discussion of KCL’s benefits, including severance pay and release.

d.	A discussion of the payment of any retirement benefits.

e.	A discussion of unemployment benefits.

f.	An exit interview.

4.	Employees receiving LTD disability benefits are not eligible for severance.

APPROVED:

/s/ Charles R. Duffy, Jr.

EXHIBIT A

SEVERANCE PAY SCHEDULE

All full-time employees displaced and electing voluntary termination will receive severance pay in accordance with the following schedule:

LENGTH OF SERVICE	SEVERANCE PAY

Less than 1 year	1 Week
1 Year	2 Weeks
2 Years	4 Weeks
3 Years	6 Weeks
4 Years	8 Weeks
5 Years	10 Weeks
6 Years	12 Weeks
7 Years	14 Weeks
8 Years	16 Weeks
9 Years	18 Weeks
10 Years	20 Weeks
11 Years	22 Weeks
12 Years	24 Weeks
13 Years	26 Weeks
14 Years	28 Weeks
15 Years	30 Weeks
16 Years	32 Weeks
17 Years	34 Weeks
18 Years	36 Weeks
19 Years	38 Weeks
20 Years	40 Weeks
21 Years	42 Weeks
22 Years	44 Weeks
23 Years	46 Weeks
24 Years	48 Weeks
25 Years	50 Weeks
26 Years	52 Weeks

Only the Personnel Committee may make exceptions to the severance pay schedule.